EXHIBIT 99

                          FIRST COMMERCIAL CORPORATION
                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)


    The following unaudited pro forma combined balance sheets as of September 30, 1995, and unaudited pro forma statements of income for the three years ended December 31, 1994, and for the nine month period ended September 30, 1995, give effect to the following transactions.

    As reported in the Current Report on Form 8-K dated November 30, 1995, pursuant to a Plan and Agreement of Merger dated June 21, 1995, as amended September 22, 1995, First Commercial Corporation ("FCC") acquired all the outstanding shares of capital stock of FDH Bancshares, Inc. ("FDH") and its wholly owned subsidiaries, including four banks in Arkansas and one in Louisiana. FCC issued 1,260,949 shares of its common stock for all outstanding shares of common stock of FDH. FDH headquartered in Little Rock, Arkansas, owns banks in Little Rock, El Dorado, Arkadelphia and Fordyce under the name of Citizens First Bank. Springhill Bank and Trust in Springhill, Louisiana, is FDH's only holding outside the state of Arkansas. This transaction was accounted for using the purchase method of accounting and the related purchase accounting adjustments applicable to the fair values of the assets acquired and liabilities assumed have not yet been determined and therefore are not reflected in this unaudited pro forma combined financial information. Any adjustments to reflect assets acquired and liabilities assumed at fair value will be made prior to November 30, 1995. FCC does not expect there to be any material adjustments.

    On November 30, 1995, FCC acquired all the outstanding stock of West-Ark Bancshares, Inc., Clarksville, Arkansas, parent company of Arkansas State Bank of Clarksville, in exchange for 644,024 shares of FCC common stock. This transaction was accounted for using the pooling-of-interests method of accounting.

    For balance sheet purposes the assumed consummation date of the above transactions is September 30, 1995. For income statement purposes the assumed consummation date for the transaction accounted for using the purchase method is January 1, 1994, and the assumed consummation date for the transaction accounted for under the pooling-of-interest method is January 1, 1992.

    The following unaudited pro forma financial information is not necessarily indicative of the results of operation of FCC if the acquisitions had occurred on January 1, 1994, and January 1, 1992.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                 For the Nine Months Ended September 30, 1995
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                          Completed Business Combinations
                                                       ------------------------------------
                                                              FDH             West-Ark
                                    First Commercial    Bancshares, Inc.   Bancshares, Inc.
                                     Corporation (A)     (Purchase) (B)     (Pooling) (C)      Pro forma (D)
                                    -----------------  -----------------  -----------------  -----------------
Interest income.....................   $   225,807        $    20,246        $     8,217        $   254,270
Interest expense....................        95,368             10,800              4,498            110,666
                                     ---------------    ---------------    ---------------    ---------------
Net interest income.................       130,439              9,446              3,719            143,604

Provision for possible loan and
  lease losses......................         1,565                206                175              1,946

Net interest income after provision
  for possible loan and lease losses       128,874              9,240              3,544            141,658

Other operating income..............        48,566              2,256                823             51,645
Other operating expenses............       116,839              8,751              2,763            129,105
                                     ---------------    ---------------    ---------------    ---------------
Income before income taxes..........        60,601              2,745              1,604             64,198
Income tax expense..................        20,580                752                381             21,713
                                     ---------------    ---------------    ---------------    ---------------
Net income..........................   $    40,021        $     1,993        $     1,223        $    42,485
                                     ===============    ===============    ===============    ===============

Preferred stock dividend............            --                 --                 --                 --
                                     ---------------    ---------------    ---------------    ---------------
Income applicable to common shares..   $    40,021        $     1,993        $     1,223        $    42,485
                                     ===============    ===============    ===============    ===============

Average common shares outstanding
  during period (E).................    25,435,071              1,000            279,000         27,473,392

Net income per common share.........         $1.57          $1,993.00              $4.38              $1.55


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                 For the Nine Months Ended September 30, 1995
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to January 1, 1995.

  (C) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (D) Pro forma combined income reflects an adjustment of $752 in other expenses for amortization of goodwill in connection with the FDH Bancshares, Inc., purchase.

  (E) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the FDH Bancshares, Inc. and West-Ark Bancshares, Inc., acquisitions.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1994
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                          Completed Business Combinations
                                                       ------------------------------------
                                                              FDH             West-Ark
                                    First Commercial    Bancshares, Inc.   Bancshares, Inc.
                                     Corporation (A)     (Purchase) (B)     (Pooling) (C)      Pro forma (D)
                                    -----------------  -----------------  -----------------  -----------------
Interest income.....................   $   257,751        $    20,026        $     8,208        $   285,985
Interest expense....................        98,306              8,830              3,614            110,750
                                     ---------------    ---------------    ---------------    ---------------
Net interest income.................       159,445             11,196              4,594            175,235

Provision for possible loan and
  lease losses......................        (3,092)               207                200             (2,685)

Net interest income after provision
  for possible loan and lease losses       162,537             10,989              4,394            177,920

Other operating income..............        68,652              1,937                886             71,475
Other operating expenses............       156,875              9,241              3,148            170,266
                                     ---------------    ---------------    ---------------    ---------------
Income before income taxes..........        74,314              3,685              2,132             79,129
Income tax expense..................        24,006              1,059                567             25,632
                                     ---------------    ---------------    ---------------    ---------------
Net income..........................   $    50,308        $     2,626        $     1,565        $    53,497
                                     ===============    ===============    ===============    ===============

Preferred stock dividend............           129                 --                 --                129
                                     ---------------    ---------------    ---------------    ---------------
Income applicable to common shares..   $    50,179        $     2,626        $     1,565        $    53,368
                                     ===============    ===============    ===============    ===============

Average common shares outstanding
  during period (E).................    25,609,337              1,000            279,000         27,647,658

Net income per common share.........         $1.96          $2,626.00              $5.61              $1.93


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1994
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to January 1, 1995.

  (C) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (D) Pro forma combined income reflects an adjustment of $1,002 in other expenses for amortization of goodwill in connection with the FDH Bancshares, Inc., purchase.

  (E) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the FDH Bancshares, Inc., and West-Ark Bancshares, Inc., acquisitions.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1993
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                       Completed Business
                                                           Combination
                                                       -------------------
                                                            West-Ark
                                    First Commercial    Bancshares, Inc.
                                     Corporation (A)      (Pooling) (B)         Pro forma
                                    -----------------  -------------------  -----------------
Interest income.....................   $   234,995         $     7,774         $   242,769
Interest expense....................        90,421               3,245              93,666
                                     ---------------     ---------------     ---------------
Net interest income.................       144,574               4,529             149,103

Provision for possible loan and
  lease losses......................         4,416                 270               4,686

Net interest income after provision
  for possible loan and lease losses       140,158               4,259             144,417

Other operating income..............        58,957                 858              59,815
Other operating expenses............       135,191               2,960             138,151
                                     ---------------     ---------------     ---------------
Income before income taxes..........        63,924               2,157              66,081
Income tax expense..................        17,959                 630              18,589
                                     ---------------     ---------------     ---------------
Net income..........................   $    45,965         $     1,527         $    47,492
                                     ===============     ===============     ===============

Preferred stock dividend............         1,210                  --               1,210
                                     ---------------     ---------------     ---------------
Income applicable to common shares..   $    44,755         $     1,527         $    46,282
                                     ===============     ===============     ===============

Average common shares outstanding
  during period (C).................    25,715,732             279,000          26,404,838

Net income per common share.........         $1.74               $5.47               $1.75


See accompanying notes to pro forma combined statement of income.

                 NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                      For the Year Ended December 31, 1993
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (C) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the West-Ark Bancshares, Inc., acquisition.

                                    PRO FORMA COMBINED STATEMENT OF INCOME
                                     For the Year Ended December 31, 1992
                                                 (Unaudited)

(Dollars in thousands, except per share data)

                                                       Completed Business
                                                           Combination
                                                       -------------------
                                                            West-Ark
                                    First Commercial    Bancshares, Inc.
                                     Corporation (A)      (Pooling) (B)         Pro forma
                                    -----------------  -------------------  -----------------
Interest income.....................   $   232,098         $     8,044         $   240,142
Interest expense....................        98,690               3,810             102,500
                                     ---------------     ---------------      ---------------
Net interest income.................       133,408               4,234             137,642

Provision for possible loan and
  lease losses......................         8,941                 305               9,246

Net interest income after provision
  for possible loan and lease losses       124,467               3,929             128,396

Other operating income..............        51,182               1,040              52,222
Other operating expenses............       118,882               2,807             121,689
                                     ---------------     ---------------     ---------------
Income before income taxes..........        56,767               2,162              58,929
Income tax expense..................        16,800                 711              17,511
                                     ---------------     ---------------     ---------------
Net income..........................   $    39,967         $     1,451         $    41,418
                                     ===============     ===============     ===============

Preferred stock dividend............         1,210                  --               1,210
                                     ---------------     ---------------     ---------------
Income applicable to common shares..   $    38,757         $     1,451         $    40,208
                                     ===============     ===============     ===============

Average common shares outstanding
  during period (C).................    25,580,251             279,000          26,269,357

Net income per common share.........         $1.52               $5.20               $1.53


See accompanying notes to pro forma combined statement of income.

                NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1992
                                  (Unaudited)

(Dollars in thousands)

  (A)  Represents historical income statement of First Commercial Corporation.

  (B) Represents historical income statement of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to January 1, 1995.

  (C) Average shares outstanding for First Commercial Corporation and Pro forma combined have been restated to reflect the 7% stock dividend declared November 21, 1995, payable on January 2, 1996 to stockholders of record December 14, 1995. Pro forma combined shares have also been adjusted for the West-Ark Bancshares, Inc., acquisition.

                                       PRO FORMA COMBINED BALANCE SHEET
                                              September 30, 1995
                                                 (Unaudited)

(Dollars in thousands)                            Completed Business Combinations
                                                  -------------------------------
                                                        FDH         West-Ark
                                       First        Bancshares,    Bancshares,
                                    Commercial         Inc.           Inc.          Pro forma
                                      Corp.(A)     (Purchase)(B)   (Pooling)(C)     Adjustment     Pro forma
                                   -------------   -------------  -------------   -------------  -------------
ASSETS
Cash and due from banks...........  $   298,083     $    13,746    $     3,559                    $   315,388
Investment securities.............    1,171,115         122,680         41,619                      1,335,414
Trading account securities........          320              --             --                            320
Short-term investments............       76,460          13,320          1,750                         91,530
Loans, net........................    2,740,712         209,820         98,702                      3,049,234
Premises and equipment, net.......       89,946          11,747          3,408                        105,101
Other assets......................      186,193          10,959          2,505        15,031 (D)      214,688
                                                                                      25,556 (D)
                                                                                     (25,556)(E)
                                    -----------     -----------    -----------                    -----------
                                    $ 4,562,829     $   382,272    $   151,543                    $ 5,111,675
                                    ===========     ===========    ===========                    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Non-interest bearing..............  $   826,860     $    42,535    $     9,529                    $   878,924
Interest bearing..................    3,048,367         288,624        132,093                      3,469,084
                                    -----------     -----------    -----------                    -----------
  Total deposits..................    3,875,227         331,159        141,622                      4,348,008

Short-term borrowings.............      255,163           6,231             --                        261,394
Other liabilities.................       46,201           2,905          1,267                         50,373
Long-term debt....................       11,471          16,215             75                         27,761
Minority interest in subsidiary...           --             206             --                            206
                                    -----------     -----------    -----------                    -----------
  Total liabilities...............    4,188,062         356,716        142,964                      4,687,742
Stockholders' equity
  Common stock....................       71,458               1            279         3,546 (D)       76,936
                                                                                          (1)(E)
                                                                                       1,653 (F)
  Capital surplus.................      109,493          15,290          2,033        35,026 (D)      144,899
                                                                                     (15,290)(E)
                                                                                      (1,653)(F)
  Retained earnings...............      195,851          10,707          6,337       (10,707)(E)      202,188
  Unrealized losses on securities.          (20)           (442)           (70)          442 (E)          (90)
  Treasury stock..................       (2,015)             --             --         2,015 (D)           --
                                    -----------     -----------    -----------                    -----------
  Total stockholders' equity......      374,767          25,556          8,579                        423,933
                                    -----------     -----------    -----------                    -----------
                                    $ 4,562,829     $   382,272    $   151,543                    $ 5,111,675
                                    ===========     ===========    ===========                    ===========

See accompanying notes to pro forma combined balance sheet.

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                               September 30, 1995
                                  (Unaudited)



  (A)  Represents historical balance sheet of First Commercial Corporation.

  (B) Represents historical balance sheet of FDH Bancshares, Inc., as if this purchase transaction had occurred on or prior to September 30, 1995.

  (C) Represents historical balance sheet of West-Ark Bancshares, Inc., as if this pooling transaction had occurred on or prior to September 30, 1995.

  (D) This entry reflects the recording of the estimated goodwill and the effect on equity from the FDH Bancshares, Inc., acquisition. Purchase accounting adjustments applicable to the fair value of the assets acquired and liabilities assumed have not yet been determined and therefore are not reflected in this unaudited pro forma combined financial information. Any adjustments to reflect assets acquired and liabilities assumed at fair value will be made prior to November 30, 1995. First Commercial Corporation does not expect there to be any material adjustments.

  (E) This entry reflects the elimination of the equity of FDH Bancshares, Inc.

  (F) This entry reflects the actual amount of First Commercial Corporation common stock to be outstanding after the acquisition of FDH Bancshares, Inc., and West-Ark Bancshares, Inc.